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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Plan Investment Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           Plan Investment Fund, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           PLAN INVESTMENT FUND, INC.
                             676 N. ST. CLAIR STREET
                             CHICAGO, ILLINOIS 60611

                              --------------------

                           NOTICE OF ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                           TO BE HELD ON JUNE 24, 2004

                              --------------------


TO: The Participation Certificate Holders of Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the "Company") will be held on June 24, 2004, at 1:00 p.m. CT at the offices of BCS Financial Services Corp., 676 N. St. Clair Street, Chicago, IL, for the following purposes:

(1) To elect eight Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To approve the selection of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2004;

(3) To transact such other business as may properly come before the meeting.

         The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

         Participation Certificate holders of record at the close of business on April 30, 2004 have the right to vote at the meeting.

         Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by May 30, 2004 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.

   May 17, 2004                             -----------------------
                                            Sandra K. Strutz, Secretary

                           PLAN INVESTMENT FUND, INC.
                             676 N. St. Clair Street
                             Chicago, Illinois 60611

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on June 24, 2004, at 1:00 p.m. CT at the offices of BCS Financial Services Corp. ("BCS"), 676 N. St. Clair Street, Chicago, IL (such meeting, including any adjournment thereof, being referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about May 17, 2004.

The Company currently offers two portfolios - the Government/REPO Portfolio and the Money Market Portfolio. Only PC holders of record at the close of business on April 30, 2004, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 372,614,790.25 Government/REPO Portfolio PCs, and 294,246,626.40 Money Market Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Government/REPO and Money Market Portfolios, containing financial statements for the year ended December 31, 2003, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19885-9628.

                              ELECTION OF TRUSTEES

Eight Trustees are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The person named as a proxy in the accompanying proxy has been designated by the Board of Trustees and, unless contrary instructions are given, intends to vote for the nominees named below.

The entire Board of Trustees consists of nine persons, so the election of the nominees named herein will result in one vacancy. Four of the Trustees elected in 2003 are not standing for reelection at the Meeting and a nominee to replace one of them has not been selected. The proxies cannot be voted for a greater number of persons than the nominees named herein. Under the bylaws of the Company, a vacancy on the Board of Trustees may be filled by a vote of the majority of the Trustees then in office.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxy will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:

                                                                                                    NUMBER OF
                                            TERM OF                                                PORTFOLIOS             OTHER
                                          OFFICE AND                                             IN FUND COMPLEX      TRUSTEESHIPS
                           POSITION(s)     LENGTH OF                  PRINCIPAL                    OVERSEEN BY           HELD BY
         NAME,              HELD WITH        TIME                   OCCUPATION(s)                   NOMINEE FOR        NOMINEE FOR
    ADDRESS, AND AGE           FUND         SERVED               DURING PAST 5 YEARS                 TRUSTEE             TRUSTEE
    ----------------      -------------   -----------            -------------------             -----------------   --------------
David P. Behnke*             None          None           March 2003 to Present - Senior Vice           Two                None
676 North St. Clair                                       President and Chief Financial
Suite 1600                                                Officer, BCS Financial Corporation,
Chicago, IL 60611                                         BCS Financial Services Corporation,
Age 50                                                    BCS Insurance Company, BCS Life
                                                          Insurance Company, Plans' Liability
                                                          Insurance Company and BCSI
                                                          Holdings, Inc.; May 2000 to March
                                                          2003 - Vice President and Chief
                                                          Financial Officer, BCSI Holdings,
                                                          Inc.; Senior Vice President, BCS
                                                          Insurance Company 1999 to May 2000
                                                          -Consultant, PricewaterhouseCoopers
                                                          LLP.

John G. Foos*(1)             Trustee       2 Years        1999 to Present - Senior Vice                 Two           ElderTrust
1901 Market St.                                           President and Chief Financial                               (NYSE - REIT)
Philadelphia, PA 19103                                    Officer, Independence Blue Cross.
Age 54

* It is presently anticipated that following the Meeting, Mr. Behnke will be elected by the Board of Trustees as President and Chief Executive Officer of the Company and Mr. Foos will be elected by the Board of Trustees as Executive Trustee of the Company. On account of holding such positions, each of Mr. Behnke and Mr. Foos may be deemed to be an "interested person" of the Company under the Investment Company Act.

                                                                                                    NUMBER OF
                                            TERM OF                                                PORTFOLIOS             OTHER
                                          OFFICE AND                                             IN FUND COMPLEX      TRUSTEESHIPS
                           POSITION(S)     LENGTH OF                  PRINCIPAL                    OVERSEEN BY           HELD BY
         NAME,              HELD WITH        TIME                   OCCUPATION(S)                   NOMINEE FOR        NOMINEE FOR
    ADDRESS, AND AGE           FUND         SERVED               DURING PAST 5 YEARS                 TRUSTEE             TRUSTEE
    ----------------      -------------   -----------            -------------------             -----------------   --------------
Paul F. Brown                    None        None         September 2002 to Present - Vice              Two               None
225 North Michigan Avenue                                 President and Deputy General
Chicago, IL 60611                                         Counsel, Blue Cross Blue Shield
Age 39                                                    Association; 1999 to August 2002 -
                                                          Partner/Associate, Kirkland &
                                                          Ellis.

Emil D. Duda (1)               Trustee     2 Years        1999 to Present - Executive Vice              Two               None
165 Court Street                                          President and Chief Financial
Rochester, NY 14647                                       Officer, The Lifetime Healthcare
Age 52                                                    Companies.

Terry D. Kellogg                 None        None         July 2002 to Present - Executive              Two               None
450 Riverchase Parkway East                               Vice President and Chief Financial
Birmingham, AL 35244                                      Officer, Blue Cross and Blue Shield
Age 50                                                    of Alabama; 1999 to June 2002 -
                                                          Senior Vice President and Chief
                                                          Financial Officer, Blue Cross and
                                                          Blue Shield of Alabama.

C. Wyndham Kidd, Jr.             None        None         April 2000 to Present - Executive             Two               None
1215 S. Boulder Ave.                                      Vice President, Care Management and
Tulsa, OK 74119                                           Chief Financial Officer, Blue Cross
Age 53                                                    Blue Shield of Oklahoma; January
                                                          1999 to February 2000 - Executive
                                                          Vice President and Chief Financial
                                                          Officer, Blue Cross Blue Shield of
                                                          Oklahoma.

Robert A. Leichtle             Trustee     3 Years        1999 to Present - Executive Vice              Two               None
1--20 East at Alpine Road                                 President, Chief Financial Officer
Columbia, SC 29219                                        and Treasurer, Blue Cross and Blue
Age 57                                                    Shield of South Carolina.

Joseph F. Reichard (2)         Trustee     6 Years        1999 to Present - Vice President              Two               None
120 Fifth Avenue                                          and Assistant Treasurer, Highmark,
Pittsburgh, PA 15222                                      Inc.
Age 56

(1)      Member of the Audit Committee
(2)      Member of the Nominating Committee

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                     ALL REGISTERED INVESTMENT COMPANIES
                                                                                                  OVERSEEN
        NAME OF TRUSTEE OR           DOLLAR RANGE OF EQUITY SECURITIES IN       BY TRUSTEE OR NOMINEE IN FAMILY OF INVESTMENT
             NOMINEE                                THE FUND                                 INVESTMENT COMPANIES
       --------------------          ------------------------------------       -----------------------------------------------

As of December 31, 2003, none of the Company's Trustees or nominees had "beneficial ownership" (as such term is defined by Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) of PCs in the Company or any registered investment companies overseen by the Trustees or nominees within the same family of investment companies as the Fund.

                             NAME OF
 NAME OF TRUSTEE     OWNERS AND RELATIONSHIPS                                              VALUE OF
    OR NOMINEE        TO TRUSTEE OR NOMINEE         COMPANY         TITLE OF CLASS        SECURITIES        PERCENT OF CLASS
----------------     ------------------------     ------------     ---------------     ----------------    -----------------

As of December 31, 2003, none of the Company's Trustees or nominees who are not interested persons of the Company or their immediate family members were record owners or "beneficial owners" (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of PCs of an investment advisor of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Company.

As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of April 30, 2004 these Trustee nominees' employers owned or controlled the following:

                              GOVERNMENT/REPO                MONEY MARKET
TRUSTEE                        PORTFOLIO PCs                 PORTFOLIO PCs
-------                      -----------------             -----------------
David P. Behnke                   106,449.02                  10,097,759.46
Paul F. Brown                  46,900,000.00                  90,025,078.92
Emil D. Duda                   72,590,858.78                  25,349,763.90
John G. Foos                    1,008,422.01                   1,007,996.62
Terry D. Kellogg               16,164,852.83                       2,741.84
C. Wyndham Kidd                         0.00                  20,021,294.12
Robert Leichtle               136,406,418.82                           0.00
Joseph P. Reichard                      0.00                  51,757,750.28

The Board of Trustees met three times during the Company's last fiscal year. Trustees Duda and Leichtle attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period they were Trustees.

The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

BCS has been retained to act as administrator for the Company. For the services provided and expenses assumed by BCS as administrator, BCS is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 2003, BCS was paid $48,356 and voluntarily waived $100,076 of the $148,432, which BCS was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 2003, BCS was paid $259,257 and voluntarily waived $8,872 of the $268,129, which BCS was entitled to as the fee payable for its services as administrator for the Money Market Portfolio. As of April 30, 2004, BCS had earned $27,562, after voluntary fee waivers, as administrator for the Government/REPO Portfolio, and $49,865, after voluntary fee waivers, as administrator for the Money Market Portfolio.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees has a standing Audit Committee and a standing Nominating Committee. The Board of Trustees does not have a standing Compensation Committee.

Audit Committee. The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, inquiring:

     o whether management has maintained the reliability and integrity of Company policies and financial reporting and disclosure practices;

     o whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

     o whether management has established and maintained processes to assure compliance by the Company with applicable laws and regulations;

     o about and evaluating the performance and qualifications of financial management and the independent auditors, and

     o by encouraging open communication among management, the independent auditors and the Board of Trustees.

The audit committee is responsible for identifying the independent auditors for selection by the Board of Trustees to audit the Company's financial statements, reviewing the auditor's fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Company, and in certain cases, non-audit services provided to the Company's investment adviser and certain affiliated parties.

The members of the Audit Committee are Emil Duda and John Foos. The Audit Committee met two times during the Company's most recent fiscal year.

Nominating Committee. The purpose of the Company's Nominating Committee is to gather information and make recommendations to the PC holders of nominees for election as Trustees of the Company.

The members of the Nominating Committee are Jed Pitcher and Joseph Reichard. None of the members of the Nominating Committee are "interested persons" of the Company, as defined in section 2(a)(19) of the Investment Company Act. The Nominating Committee met twice during the Company's most recent fiscal year.

The Nominating Committee does not have a charter. The Nominating Committee will consider PC holders' recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of PC holders should be submitted in writing to the Company at its principal office. Recommendations of potential nominees for election at the annual meeting of PC holders to be held in 2005 must be received by the Company by January 18, 2005.

While there are no specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee recommended nominee, in the past the Nominating Committee recommended nominees generally have been current or former executives of PC holders.

In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Nominating Committee considers such qualifications and skills as it deems relevant. The committee considers, among other things:

     o whether the candidate will qualify as a trustee who is not an "interested person" of the Company;

     o the absence of any real or apparent conflict of interest that would interfere with the candidate's ability to act in the best interests of the Company and its Participation Certificate holders;

     o the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

     o the interplay of the candidate's skills and experience with the skills and experience of other Board members;

     o whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a trustee;

     o the candidate's personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees; and

     o familiarity with the Company and utilization of the Company by the nominees' employer.

With respect to the re-nomination of incumbent Trustees, past service to the Board is also considered.

The Nominating Committee, acting through its members and with the assistance of officers of BCS, its administrator, usually seeks nominees by making inquiries of PC holders. The Nominating Committee evaluates the qualifications of potential nominees, taking into consideration the factors set forth above, among others. The Nominating Committee will not evaluate nominees differently based on whether the nominee is recommended by a PC holder, but the Nominating Committee would be likely to recommend nominees who are associated with several different PC holders, rather than have several nominees who are associated with a single PC holder. The nominees approved by the Nominating Committee for inclusion in the Company's proxy card for the Meeting (other than executive officers of the Company and trustees standing for re-election) are Messers. Behnke, Brown, Kellogg and Kidd. Each of these nominees was recommended by his respective employer, each of which is a PC holder.

The Company does not have a formal process for security holders to send communications to the Board of Trustees because the Company does not believe such a process is necessary. The Company expects that it will send any communication received for the trustees directly to them, unless the officers of the Company determine such communication to be inappropriate.

The Company encourages trustees to attend annual meetings of PC holders. Seven trustees attended last year's annual meeting of PC Holders. Six of these attendees attended the annual meeting by conference telephone.

                       APPOINTMENT OF INDEPENDENT AUDITORS

Deloitte & Touche LLP has been selected by the Board of Trustees, including all of the Board of Trustees who are not interested persons, as independent auditors for the Company for the fiscal year ending December 31, 2004. The Trustees selected Deloitte & Touche LLP at a meeting held March 17, 2004. The ratification of the selection of independent auditors for the 2004 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Deloitte & Touche LLP unless contrary instructions are given. The selection of independent auditors is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940. Deloitte & Touche LLP has no direct or material indirect financial interest in the Company. It is expected that a representative of Deloitte & Touche LLP will be available at the meeting to make a statement if desired and to respond to appropriate questions.

Ernst & Young LLP acted as independent auditors for the Company for the fiscal year ended December 31, 2003. It is expected that a representative of Ernst & Young LLP will be available at the meeting to make a statement if desired and to respond to appropriate questions. Ernst & Young LLP is not standing for re-election as the Company's independent auditors for the fiscal year ending December 31, 2004 because the Trustees determined at the meeting held on March 17, 2004 to replace Ernst & Young LLP with Deloitte & Touche LLP. The Audit Committee approved the change in auditors.

Ernst & Young LLP's reports on the financial statements of the Company for the two fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion or any disclaimer of opinion and those opinions were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period preceding March 17, 2004, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter thereof in connection with its reports.

AUDIT AND NON-AUDIT FEES

The following table sets forth the aggregate audit and non-audit fees billed to the Company for the fiscal years ended December 31, 2003 and 2002 for professional services rendered by the Company's principal accountant.

                                         Year Ended December 31
                                           2003          2002
                                           ----          ----
      Audit fees                         $34,300       $33,100
      Audit-related fees                  10,000             0
      Tax fees                                 0             0
      All other fees                           0             0
                                       ---------   -----------
      Total                              $44,300       $33,100

Audit fees include fees billed for professional services associated with the annual audits and filings of the Company's Form N-1A and Form N-SAR. Audit related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit. The audit related fees in 2003 principally related to consultations on Sarbanes-Oxley implementation matters. Tax fees would be for fees billed for services rendered for tax compliance, tax advice and tax planning by the Company's independent auditors. All other fees would be for services rendered other than those included in the audit, audit-related or tax categories. All services for 2003 for which fees are included in the table above were pre-approved by the Audit Committee of the Board of Trustees of the Company.

OTHER AFFILIATE FEES REQUIRED TO BE PRE-APPROVED

Beginning with non-audit service contracts entered into on or after May 6, 2003, the Audit Committee of the Board of Trustees of the Company also is required to pre-approve services by the Company's auditor to certain entities defined by SEC rules, including the Company's Adviser and any entity controlling, controlled by or under common control with the Adviser to extent such services are determined to have a direct impact on the operations or financial reporting of the Company. The amount of all other fees billed for services provided to the Company's Adviser for such services in 2003 was approximately $275,000 related to internal control reviews of the Adviser's trading operations. These services were pre-approved by the Audit Committee.

AGGREGATE NON-AUDIT FEES

The aggregate non-audit fees billed for professional services for the Company, the Company's Adviser and all affiliates as defined under applicable regulations, totaled approximately $2,635,000 in 2003 and $2,800,000 in 2002, including services provided prior to May 6, 2003, the effective date of the pre-approval process. The Audit Committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the auditor's independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

The Audit Committee of the Board of Trustees of the Company has adopted policies that require that each engagement of the Company's independent auditors to render audit or non-audit services to the Company be pre-approved by the Audit Committee, or if the committee shall determine to delegate such matter to one of its members. The Audit Committee, or if the committee shall determine to delegate such matter to one of its members, such member, also pre-approves all engagements by the independent auditors for engagements for non-audit services to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations or financial reporting of the Company. The foregoing pre-approval requirements will not apply to certain non-audit services, provided the same are limited in amount and other requirements are satisfied with respect thereto, in accordance with the applicable provisions of Rule 2-01 under SEC Regulation S-X.

                             ADDITIONAL INFORMATION

OFFICERS

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees or who are not expected to continue as Trustees following the
Meeting:


                               POSITION(s)          TERM OF                            PRINCIPAL
          NAME,                 HELD WITH      OFFICE AND LENGTH                     OCCUPATION(s)
     ADDRESS, AND AGE             FUND           OF TIME SERVED                   DURING PAST 5 YEARS
     ----------------             ----            -----------                     -------------------
Ronald F. King*             Executive Trustee       7 Years          May 2001 to Present - Chairman, Chief
125 S. Boulder Ave.                                                  Executive Officer and President, Blue Cross
Tulsa, OK  74119                                                     and Blue Shield of Oklahoma and subsidiaries;
Age 56                                                               BlueLincs HMO, Member Service Life Insurance
                                                                     Company and Group Health Service of Oklahoma;
                                                                     1999 to May 2001 - President and Chief
                                                                     Executive Officer, Blue Cross and Blue Shield
                                                                     of Oklahoma and subsidiaries; BlueLincs HMO,
                                                                     Member Service Life Insurance Company and
                                                                     Group Health Service of Oklahoma.

Daniel P. Ryan*                 Trustee,             1 Year          March 2003 to Present - President and Chief
676 North St. Clair           President and                          Executive Officer, BCS Financial Services
Suite 1660                   Chief Executive                         Corporation, BCS Financial Corporation, BCS
Chicago, IL  60622               Officer                             Insurance Company, BCS Life Insurance
Age 58                                                               Company, Plans' Liability Insurance Company
                                                                     and BCSI Holdings, Inc.; 1999 to March 2003 -
                                                                     Executive Vice President and Chief Operating
                                                                     Officer, BCS Financial Corporation, BCS
                                                                     Insurance Company, BCS Life Insurance Company
                                                                     and BSI Holdings, Inc.

Dale E. Palka                   Treasurer           5 Years          March 2001 to Present - Senior Vice President, BCS
676 North St. Clair Street                                           Financial Services Corporation. April 1999 to
Suite 1600                                                           March 2001 - Vice President, BCS Financial
Chicago, IL 60611                                                    Services Corporation; 1999 to April 1999 -
Age 56                                                               Executive Director, Investment Programs Health
                                                                     Plans Capital Services Corporation.

Sandra K. Strutz                Secretary            1 Year          September 2003 to Present - Assistant Secretary,
676 North St. Clair Street                                           BCS Financial Corporation. March 2003 to September
Suite 1600                                                           2003 - Secretary, BCS Financial Corporation.
Chicago, IL 60611                                                    November 2002 to March 2003 - Executive Assistant
Age 48                                                               & Corporate Meetings Coordinator, BCS Financial
                                                                     Corporation. November 1999 to October  2002 -
                                                                     Executive Assistant, BCS Financial Corporation.
                                                                     1999 to October 1999 - Administrative
                                                                     Supervisor/Executive Assistant, Blue Cross Blue
                                                                     Shield Association.

* It is presently anticipated that Mr. King and Mr. Ryan will be succeeded as Executive Trustee and President and Chief Executive Officer following the Meeting by Messers. Foos and Behnke. Neither Mr. King nor Mr. Ryan is standing for reelection as a Trustee at the Meeting.

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Mr. Ryan, Mr. Palka and Ms. Strutz are officers of BCS, the administrator, and they receive compensation from BCSI Holdings, Inc., BCS and BCS Financial Corporation, respectively.

SIGNIFICANT OWNERS

On April 30, 2004, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:




                                                 AMOUNT AND NATURE OF
    NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP                  PERCENT OF CLASS
------------------------------------------     ---------------------------        --------------------------
Blue Shield of California                              45,100,000.00                         12.10%
50 Beale Street
San Francisco, CA  94105


The Lifetime Healthcare Companies
165 Court Street
Rochester, NY 14647                                    72,590,858.78                         19.48%

The Regence Group
200 S.W. Market Street
Suite 1500
Portland, OR 97201                                     23,044,651.56                          6.19%

Capital Blue Cross
2500 Elmerton Avenue
Harrisburg, PA 17177                                   30,625,000.00                          8.22%

Blue Cross & Blue Shield of South Carolina
I-20 at Alpine Road
Columbia, SC 29219                                    136,406,418.82                         36.61%

Blue Cross and Blue Shield Association
225 North Michigan Avenue
Chicago, IL 60601                                      46,900,000.00                         12.58%

On April 30, 2004, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:




                                               AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP                    PERCENT OF CLASS
-------------------------------------        --------------------------             ----------------------
Blue Cross and Blue Shield of Hawaii                25,511,708.06                            8.67%
818 Keeaumoku Street
Honolulu, HI 96814

The Lifetime Healthcare Companies                   25,349,763.90                            8.62%
165 Court Street
Rochester, NY 14647

Blue Cross and Blue Shield of Oklahoma              20,021,294.12                            6.81%
1215 South Boulder Avenue
Tulsa, Oklahoma 74119-2800

Highmark, Inc.                                      51,757,750.28                           17.59%
120 Fifth Avenue
Pittsburgh, PA 15222-3099

The Regence Group                                   29,280,473.17                            9.95%
200 S.W. Market Street
Portland, OR 97807-1271

Blue Cross and Blue Shield Association              90,025,078.92                           30.6%
225 North Michigan Avenue
Chicago, IL 60601

INVESTMENT ADVISOR

The investment advisor for the Government/REPO Portfolio and the Money Market Portfolio is BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, DE, 19809.

PC HOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2005 must be received by the Company at its principal office not later than January 18, 2005 in order for it to be included in the Company's proxy materials relating to such Annual Meeting. In order for a PC holder to present a proposal at the 2005 Annual Meeting of PC holders, even if the proposal is not submitted by the deadline for inclusion in the Proxy Statement, notice must be given to the Secretary no later than April 4, 2005.

OTHER MATTERS

Management at present knows of no other business to be presented at the Meeting, or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise, the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.

Dated: May 17, 2004

        PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN THE
                     ENCLOSED PROXY AND RETURN IT PROMPTLY.

                           PLAN INVESTMENT FUND, INC.
                             676 N. ST. CLAIR STREET
                             CHICAGO, ILLINOIS 60611

                              --------------------

 PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                           TO BE HELD ON JUNE 24, 2004

                              --------------------

The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint, Sandra K. Strutz as attorney and proxy of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 24, 2004, at the offices of BCS Financial Services Corporation, 676 N. St. Clair Street, Chicago, IL, at 1:00 P.M. CT and at all adjournments thereof, and there at to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.   ELECTION OF EIGHT TRUSTEES

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of eight individual nominees. UNLESS THE AUTHORITY TO VOTE FOR A NOMINEE IS WITHHELD OR UNLESS OTHERWISE SPECIFIED, AUTHORITY IS DEEMED GRANTED TO VOTE FOR THE ELECTION OF SUCH NOMINEE.

               Name of                                       Withhold
          Management Nominee             Vote For            Authority To Vote
      ------------------------        -------------        ---------------------
All of nominees listed below
Or individually:                          _____              _____
David P. Behnke                           _____              _____
Paul F. Brown                             _____              _____
Emil D. Duda                              _____              _____
John G. Foos                              _____              _____
Terry D. Kellogg, F.S.A.                  _____              _____
C. Wyndham Kidd, Jr.                      _____              _____
Robert A. Leichtle                        _____              _____
Joseph F. Reichard, CCM                   _____              _____
                                          _____              _____

Name of additional nominees(s)                Vote For
-------------------------------            -------------------

-------------------------                    ------------

-------------------------                    ------------

-------------------------                    ------------


2.       SELECTION OF INDEPENDENT AUDITORS

Ratify selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2004.


     (Auditors)        _____FOR           ______  ABSTAIN        ______ AGAINST


3.       OTHER BUSINESS

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

     (Other Business)      _____FOR     ______  ABSTAIN          ______ AGAINST

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:

(a) For the election of the Nominating Committee's slate of Trustees set forth in paragraph 1 above;

(b)  For Appointment of Independent Auditors set forth in paragraph 2 above;

(c) For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

Dated:______________________, 2004


--------------------------------------------
(Signature) (Title)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PFPC Inc.,
P. O. BOX 8950, WILMINGTON, DELAWARE, 19885-9628.


                                       2